Exhibit 99.1

More information: Torrey Martin SVP, Communications and Corporate Development 203.956.8746 tmartin@affiniongroup.com

AFFINION GROUP HOLDINGS, INC. ANNOUNCES EXPIRATION AND FINAL RESULTS OF ITS OFFER TO EXCHANGE ITS OUTSTANDING 13.75%/14.50% SENIOR SECURED PIK/TOGGLE NOTES DUE 2018 FOR SERIES A WARRANTS AND ITS CONCURRENT PRE-EMPTIVE RIGHTS OFFER

STAMFORD, Conn., June 6, 2014 – Affinion Group Holdings, Inc. (“Affinion Holdings”) announced today the expiration and final results of (i) the previously announced offer to exchange (the “Exchange Offer”) its outstanding 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “Existing Notes”) for its Series A Warrants (the “New Warrants”) to purchase shares of its Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”) and (ii) the previously announced concurrent pre-emptive rights offer (the “Pre-Emptive Rights Offer”). In the Exchange Offer, Affinion Holdings offered to exchange an amount of its obligations (consisting of principal and accrued but unpaid interest to, but not including, the settlement date of the Exchange Offer) in respect of the Existing Notes equal to the difference between (i) $100.0 million and (ii) the aggregate purchase price paid in respect of New Warrants issued upon the exercise of pre-emptive rights pursuant to the Pre-Emptive Rights Offer (the “Exchange Offer Cap”). As discussed in more detail below, the aggregate purchase price paid in respect of New Warrants issued pursuant to the Pre-Emptive Rights Offer was approximately $3.9 million, resulting in an Exchange Offer Cap of approximately $96.1 million.

The Exchange Offer expired at 11:59 p.m., New York City time, on June 4, 2014 (the “Expiration Time”), and, in compliance with the Exchange Offer Cap, Affinion Holdings has accepted for exchange all Existing Notes validly tendered and not validly withdrawn at or prior to such time. As of the Expiration Time, approximately $88.7 million aggregate principal amount of the Existing Notes were validly tendered and accepted in the Exchange Offer. As a result, upon the settlement date (the “Settlement Date”) for the Exchange Offer, which is expected to occur on June 9, 2014 or as soon as practicable thereafter, there will remain outstanding approximately $204.0 million aggregate principal amount of Existing Notes. Assuming the Settlement Date occurs on June 9, 2014, for each $1,000 principal amount of Existing Notes validly tendered at or prior to the Expiration Time and accepted by Affinion Holdings after giving effect to the Exchange Offer Cap and any applicable pro ration, Eligible Holders (as defined below) will receive New Warrants to purchase 341.1757 shares of Class B Common Stock as consideration in the Exchange Offer.

Upon the completion of the Exchange Offer, Affinion Holdings will issue New Warrants to purchase up to approximately 30.3 million shares of Class B Common Stock in the aggregate in exchange for the validly tendered Existing Notes. Investors elected to purchase for approximately $3.9 million of cash proceeds in the Pre-Emptive Rights Offer New Warrants to purchase up to approximately 1.2 million shares of Class B Common Stock in the aggregate. As a result, upon the completion of both the Exchange Offer and the Pre-Emptive Rights Offer, Affinion Holdings will issue New Warrants to purchase up to approximately 31.5 million shares of Class B Common Stock in the aggregate and will have total outstanding Series A Warrants (including the New Warrants) to purchase up to approximately 45.0 million shares of Class B Common Stock.

The Exchange Offer is open only to (i) holders who are “qualified institutional buyers,” (ii) holders who are institutional “accredited investors” and (iii) holders who are not “U.S. persons,” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”) (such eligible holders are referred to herein as “Eligible Holders”).

The Exchange Offer is being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential offering memorandum, dated May 7, 2014, as supplemented or amended (the “Offering Memorandum”), and the related letter of transmittal, dated May 7, 2014, as supplemented or amended (the “Letter of Transmittal”).

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offer is being made and the New Warrants are being offered only to “qualified institutional buyers,” institutional “accredited investors” and holders that are not “U.S. persons,” as such terms are defined under the Securities Act. The New Warrants have not been registered under the Securities Act or under any state securities laws, and the New Warrants and the shares of Class B Common Stock issuable upon exercise of the New Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal. The Exchange Offer and the issuance of New Warrants are being made only pursuant to the terms and subject to the conditions set forth in the Offering Memorandum, the Letter of Transmittal and/or the Pre-Emptive Rights Notice.

About Affinion Group

As a global leader with 40 years of experience, Affinion Group enhances the value of its partners’ customer relationships by developing and marketing loyalty solutions. Leveraging its expertise in customer engagement, product development and targeted marketing, Affinion Group provides programs in subscription-based lifestyle services, personal protection, insurance and other areas to help generate increased customer loyalty and significant incremental revenue for more than 5,670 marketing partners worldwide, including many of the largest and most respected companies in financial services, retail, travel, and Internet commerce. Based in Stamford, Conn., Affinion Group has approximately 3,925 employees and has marketing capabilities in 19 countries globally. Affinion Group holds the prestigious ISO 27001 certification for the highest information security practices, is PCI compliant and Cybertrust certified. For more information, visit www.affinion.com.

Forward-Looking Statements

This press release may contain “forward-looking statements.” These forward-looking statements include, but are not limited to, the completion of the proposed Exchange Offer, discussions regarding industry outlook, Affinion Holdings’ expectations regarding the performance of its business, its liquidity and capital resources, its guidance for 2014 and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this press release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on Affinion Holdings’ travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, Affinion Holdings’ substantial leverage, restrictions contained in its debt agreements, Affinion Holdings’ inability to compete effectively, and other risks identified and discussed from time to time in reports filed by Affinion Holdings with the SEC, including Affinion Holdings’ most recent Annual Report on Form 10-K for the year ended December 31, 2013, and Affinion Holdings’ most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, Affinion Holdings undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.